Supplement to the currently effective Statement of Additional Information for the following fund:

DWS Short Duration Plus Fund

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The following information supplements the "Purchase and Redemption of Shares -
Class B Purchases" section of the fund's currently effective Statement of Additional Information for the fund's Class B shares:

Class B shares have been created especially for former Class B shareholders of DWS Short Term Bond Fund. Class B shares of DWS Short Duration Plus Fund are closed to new investors except as described below. Unless you fit into the investor eligibility categories described below, you may not invest in Class B shares of the fund.

You may purchase Class B shares of the fund through your existing fund account and reinvest dividends and capital gains if you are a shareholder of Class B shares of DWS Short Duration Plus Fund who became a shareholder of the fund in connection with the fund's acquisition of DWS Short Term Bond Fund on April 23, 2007.

New accounts may be opened for:

     o transfers of shares from existing accounts in this fund (including IRA rollovers);

     o any group retirement, employee stock bonus, pension or profit sharing plan that offers the fund as an investment option as of April 23, 2007;

     o purchases through any comprehensive or "wrap" fee program or other fee based program that offers the fund as an investment option as of April 23, 2007; or

     o accounts managed by Deutsche Investment Management Americas Inc. ("DIMA"), any advisory products offered by DIMA or DWS Scudder Distributors, Inc. ("DWS-SDI") and for the Funds of DWS Allocation Series or other fund of funds managed by DIMA or its affiliates.

Except as otherwise noted, these restrictions apply to investments made directly with DWS-SDI, the fund's principal underwriter or through an intermediary relationship with a financial services firm established with respect to the DWS Funds. Institutions that maintain omnibus account arrangements are not allowed to open new Class B sub-accounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments in Class B will not be accepted unless you satisfy one of the investor eligibility categories listed above.

Exchanges will not be permitted into Class B unless the exchange is being made into an existing fund account.








               Please Retain this Supplement for Future Reference.



April 13, 2007